EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 28, 2000 included in Pendaries Petroleum Ltd's Annual Report on Form 10-K for the year ended December 31, 1999.


                                                  /s/ ARTHUR ANDERSEN LLP
                                                  -----------------------
                                                  ARTHUR ANDERSEN LLP

Houston, Texas
August 7, 2000